UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2023

Perception Capital Corp. II
(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-40976 (Commission File Number)	98-1578608 (I.R.S. Employer Identification No.)
315 Lake Street East, Suite 301 Wayzata, MN (Address of principal executive offices)		55391 (Zip Code)
(952) 456-5300 (Registrant’s telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PCCTU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PCCT	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PCCTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On April 27, 2023, Perception Capital Corp. II (the “company”) held an extraordinary general meeting of shareholders (the “special meeting”), at which the proposed charter amendments (as defined below) were voted on and approved. As of the close of business on April 10, 2023, the record date for the special meeting, there were 2,457,892 Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”), and 5,750,000 Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares,” and together with Class A ordinary shares, the “ordinary shares”), entitled to vote at the special meeting. An aggregate of 7,736,750 ordinary shares, or approximately 94.3% of the 8,207,892 ordinary shares outstanding and entitled to vote, were represented at the special meeting in person or by proxy, constituting a quorum. A summary of the voting results and matters presented at the special meeting is set forth below.

Proposal No. 1 – The Extension Amendment

Shareholders approved, by special resolution, the proposal to amend the company’s amended and restated memorandum and articles of association (the “charter”) to further extend the date by which the company must either (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination (the “initial business combination”) or (2) (i) cease its operations except for the purpose of winding up and (ii) redeem all outstanding Class A ordinary shares included as part of the units sold in its initial public offering, from May 1, 2023 to November 1, 2023 (the “extension amendment”). The voting results for the extension amendment were as follows:

For	Against	Abstain	Broker Non-Votes
7,736,750	0	0	—

Proposal No. 2 – The Redemption Limitation Amendment

Shareholders approved, by special resolution, the proposal to amend the charter to eliminate the limitation that the company may not redeem Class A ordinary shares to the extent that such redemption would result in the company having net tangible assets of less than $5,000,001 (the “redemption limitation”) in order to allow the company to redeem Class A ordinary shares irrespective of whether such redemption would exceed the redemption limitation (the “redemption limitation amendment” and, together with the extension amendment, the “proposed charter amendments”). The voting results for the redemption limitation amendment were as follows:

For	Against	Abstain	Broker Non-Votes
7,736,750	0	0	—

On April 27, 2023, to effectuate the proposed charter amendments, the company filed with the Cayman Islands Registrar of Companies an amendment to the charter (the “charter amendment”). The foregoing description of the charter amendment does not purport to be complete and is qualified in its entirety by the terms of the charter amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Redemption

In connection with the vote to approve the proposed charter amendments, 17 shareholders properly exercised their right to redeem an aggregate of 376,977 Class A ordinary shares, at a redemption price of approximately $10.70 per share, for an aggregate redemption amount of approximately $4,033,653.90.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable Canadian securities laws. Forward-looking statements may include, but are not limited to, statements about the parties’ ability to close the proposed Business Combination, including PCCT and Spectaire being able to receive all required regulatory, third-party and shareholder approvals for the proposed Business Combination; the anticipated benefits of the proposed Business Combination, including the potential amount of cash that may be available to the combined company upon consummation of the proposed Business Combination and the use of the net proceeds following the redemptions by PCCT public shareholders; the anticipated timing of the proposed Business Combination; Spectaire’s expectation that its common shares will be accepted for listing on the Nasdaq Stock Market following the closing of the proposed Business Combination; the financial and business performance of Spectaire; Spectaire’s anticipated results from operations in future periods; the products and services offered by Spectaire and the markets in which it operates; the impact of health epidemics, including the COVID-19 pandemic, on Spectaire’s business and the actions Spectaire may take in response thereto. In addition, any statements that refer to projections (including EBITDA and cash flow), forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of the management of PCCT and Spectaire, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations, and assumptions relating to: the future price of metals; the stability of the financial and capital markets; PCCT and Spectaire being able to receive all required regulatory, third-party, and shareholder approvals for the proposed Business Combination; the amount of redemptions by PCCT public shareholders; and other current estimates and assumptions regarding the proposed Business Combination and its benefits. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by PCCT with the SEC and the following: the amount of any redemptions by existing holders of PCCT Class A ordinary shares being greater than expected, which may reduce the cash in trust available to Spectaire upon the consummation of the Business Combination; the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement and/or payment of the termination fees; the outcome of any legal proceedings that may be instituted against Spectaire or PCCT following announcement of the proposed Business Combination; the inability to complete the proposed Business Combination due to, among other things, the failure to obtain PCCT shareholder approval; the risk that the announcement and consummation of the proposed Business Combination disrupts Spectaire’s current plans; the ability to recognize the anticipated benefits of the proposed Business Combination; unexpected costs related to the proposed Business Combination; the risks that the consummation of the proposed Business Combination is substantially delayed or does not occur, including prior to the date on which PCCT is required to liquidate under the terms of its charter documents; Spectaire’s ability to operate as a going concern; Spectaire’s requirement of significant additional capital; Spectaire’s limited operating history; Spectaire’s history of losses; Spectaire’s ability to attract qualified management; Spectaire’s ability to adapt to rapid and significant technological change and respond to introductions of new products in order to remain competitive; Spectaire receives a significant portion of its revenues from a small number of customers and the loss of, or nonperformance by, one or more significant customers could adversely affect Spectaire’s business; Spectaire relies heavily on manufacturing operations to produce the products and the business could be adversely affected by disruptions of the manufacturing operation; Spectaire’s future growth depends on a single product; changes in governmental regulations may reduce demand for Spectaire’s products or increase Spectaire’s expenses; the effects of the COVID-19 pandemic or other global health crises on Spectaire’s business plans, financial condition and liquidity; changes or disruptions in the securities markets; legislative, political or economic developments; the need to obtain permits and comply with laws and regulations and other regulatory requirements; risks of accidents, equipment breakdowns, and labor disputes or other unanticipated difficulties or interruptions; the possibility of cost overruns or unanticipated expenses in development programs; potential future litigation; and Spectaire’s lack of insurance covering all of Spectaire’s operations.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of Spectaire and PCCT prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the proposed Business Combination or other matters addressed herein and attributable to Spectaire, PCCT or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Except to the extent required by applicable law or regulation, Spectaire and PCCT undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

In connection with the proposed Business Combination, PCCT has filed a proxy statement (File No. 001-40976) with the SEC on March 29, 2023 which is subject to change and to be distributed to holders of PCCT’s ordinary shares in connection with PCCT’s solicitation of proxies for the vote by PCCT’s shareholders with respect to the Business Combination and other matters as described in the proxy statement. After the proxy statement has been reviewed by the SEC, PCCT will mail a definitive proxy statement, when available, to its shareholders. The definitive proxy statement will include information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to PCCT’s shareholders in connection with the Proposed Business Combination. PCCT will also file other documents regarding the Proposed Business Combination with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF PCCT ARE URGED TO READ THE PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

Investors and security holders are able to obtain free copies of the proxy statement and all other relevant documents that are filed or that will be filed with the SEC by PCCT through the website maintained by the SEC at www.sec.gov. The documents filed by PCCT with the SEC also may be obtained by contacting PCCT at 315 Lake Street East, Suite 301, Wayzata, MN, or by calling (952) 456-5300.

Participants in Solicitation

Spectaire, PCCT and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from PCCT’s shareholders in connection with the Business Combination. A list of the names of such persons and information regarding their interests in the Business Combination will be contained in the definitive proxy statement when available. You may obtain free copies of these documents free of charge by directing a written request to Spectaire or PCCT. The definitive proxy statement will be mailed to PCCT’s shareholders as of a record date to be established for voting on the Business Combination when it becomes available.

No Offer or Solicitation

This Current Report on Form 8-K and the information contained herein do not constitute (i) (a) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (b) an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or (ii) an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies. No offer of securities in the United States or to or for the account or benefit of U.S. persons (as defined in Regulation S under the U.S. Securities Act) shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amendment to Amended and Restated Memorandum and Articles of Association of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Perception Capital Corp. II
Date: April 27, 2023
	By:	/s/ Rick Gaenzle
	Name:	Rick Gaenzle
	Title:	Chief Executive Officer